UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

FEDERAL HOME LOAN BANK OF SEATTLE

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2010, the Board of Directors of the Federal Home Loan Bank of Seattle (the “Seattle Bank”) amended Article III of the Bank's Bylaws, as well as made certain administrative and typographical changes.

Article III, Section 14 of the Bank's Bylaws was amended to update the titles of Directors from "elected directors" to "member directors" and "appointed directors" to "independent directors," to comply with Federal Housing Finance Agency regulations implementing the Housing and Economic Recovery Act of 2008.

The foregoing description of the amendments to the Seattle Bank's Bylaws is qualified in its entirety by reference to the Seattle Bank's Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Results of Operations and Financial Condition

On July 30, 2010, the Federal Home Loan Bank of Seattle ("Seattle Bank") held its annual shareholder meeting and on Wednesday, August 5, 2010, issued a member letter recapping the meeting. A copy of this member letter is attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This current report contains forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual financial performance and condition, as well as other actions, including among others, actions relating to the capital restoration plan and the Seattle Bank's ability to redeem or repurchase members' capital stock, may differ materially from that expected or implied in forward-looking statements, because of many factors. Such factors may include, but are not limited to, changes in general economic and market conditions (including effects on, among other things, mortgage-related securities), the Seattle Bank's ability to meet adequate capital levels, regulatory and legislative actions and approvals (including those of the Finance Agency), accounting adjustments or requirements (including changes in assumptions and estimates used in our financial models), business and capital plan adjustments and amendments, demand for advances, changes in the bank's management and Board of Directors, competitive pressure from other Federal Home Loan Banks and alternative funding sources, interest-rate volatility, shifts in demand for our products and consolidated obligations, changes in projected business volumes, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, changes in our membership profile or the withdrawal of one or more large members, and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's 2009 annual report on Form 10-K filed with the SEC and subsequent 10-Q filings. The Seattle Bank does not undertake to update any forward-looking statements made in this document.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits.

3.1	Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 30, 2010.
99.1	Member News dated August 5, 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: August 5, 2010	By: /s/ Richard M. Riccobono
Name: Richard M. Riccobono Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

3.1	Bylaws of the Federal Home Loan Bank of Seattle, as adopted March 31, 2006, as amended July 30, 2010.
99.1	Member News dated August 5, 2010.